EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Discovery Communications, Inc. (“Discovery”), on Form 10-Q, for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley E. Singer, Senior Executive Vice President and Chief Financial Officer of Discovery, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Discovery.
Date: November 7, 2008

/s/ Bradley E. Singer
Bradley E. Singer
Senior Executive Vice President and Chief Financial Officer